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                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 1999, included in MedQuist Inc.'s Form 10-KA filed on March 26, 1999, for the years ended December 31, 1996, 1997 and 1998 and to all references to our Firm included in this registration statement.

                                                     /s/ ARTHUR ANDERSEN LLP

Philadelphia, PA
September 1, 1999


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